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                                                      Deutsche Asset Management
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BT Investment Funds
Small Cap - Investment Class

Supplement dated June 20, 2000 (Replacing Supplement dated May 11, 2000) to Prospectus dated January 31, 2000

The following replaces the third sentence in the "Investment Policies and Strategies" section in the Fund's prospectus:

In managing the Fund, we use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection rather than industry selection. The Fund's portfolio management team uses an active investment process to evaluate individual growth prospects.

The following sentence is hereby omitted from the "Objective" section in the Fund's prospectus:

Under normal circumstances, the Fund invests at least 65% of its total assets in the stock and other securities with equity characteristics of companies with market capitalizations, at the time we first purchase the shares, within the market capitalization range of the Russell 2000 Index.

The following replaces the "Strategy" section in the Fund's prospectus:

The Fund invests primarily in equity securities of U.S. smaller capitalization companies. We focus on individual security selection rather than industry selection. In managing the Fund, we use a "bottom-up" approach in selecting securities. The Fund's portfolio management team uses an active investment process to evaluate company growth prospects and competitive strategies. Each portfolio manager has specific sector responsibilities with investment discretion over the securities within their sectors.

The following replaces the first paragraph of the "Principal Investments"
section in the Fund's prospectus:

Under normal circumstances, the Fund invests at least 65% of its total assets in the equity securities of U.S. smaller capitalization companies. The investment adviser defines the small capitalization equity securities universe as the bottom 20% of the total domestic equity market capitalization, (at the time of investment), using a minimum market capitalization of $10 million.



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                                                      A Member of the
                                                      Deutsche Bank Group [/]
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The following replaces the "Investment Process" section in the Fund's prospectus:

Company research lies at the heart of our investment process. We use a "bottom-up" approach to picking securities. This approach focuses on individual stock selection.

 . The team focuses on stocks with superior growth prospects and above average near-to-intermediate term performance potential.

 . The team emphasizes individual selection of smaller stocks across all economic sectors, early in their growth cycles and with the potential to be the blue chips of the future.

 . The team generally seeks companies with a leading or dominant position in their niche markets, a high rate of return on invested capital and the ability to finance a major part of future growth from internal sources.

 . The team screens the bottom 20% of the total domestic equity market capitalization utilizing specific criteria for each individual sector.

The team looks for two financial attributes that set these companies apart:

 .  Evidence of above-average growth in revenues and earnings; and

 . A balance sheet that can support this growth potential with sufficient working capital and manageable levels of debt.

The following replaces the "Portfolio Managers" section in the Fund's
Prospectus:

Portfolio Managers. The following portfolio managers are responsible for the day-to-day management of the master portfolio's investments:

Audrey M. T. Jones, CFA
 .  Lead Manager of the master portfolio.
 .  Joined the investment adviser in 1999.
 .  Portfolio manager with a primary focus on the credit sensitive, communication services, energy, process industries and transportation sectors.
 .  Portfolio manager at Deutsche Asset Management, Inc. from 1986 to present.
 .  28 years of investment industry experience.
 .  BBA from Pace University Lubin School of Business.

John P. Callaghan
 .  Co-Manager of the master portfolio.
 .  Joined the investment adviser in 1999.
 .  Portfolio manager with a primary focus on the technology and health care sectors.
 .  Portfolio Manager at Deutsche Asset Management, Inc. from 1997 to present;
   previously at Odyssey Partners, a private investment partnership, from 1996 to 1997 and a co-manager of the Small Capitalization Growth Stock Division at Weiss, Peck & Greer from 1993 to 1996.
 .  17 years of investment industry experience.
 .  MBA from Harvard Business School.
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Doris R. Klug, CFA
 .  Co-Manager of the master portfolio.
 .  Joined the investment adviser in 2000.
 .  Portfolio manager with primary focus on the consumer and capital goods sectors.
 .  Vice President of Mutual of America from 1993 to 2000.
 .  18 years of financial industry experience.
 .  MBA from New York University's Stern School of Business.

              Please Retain This Supplement for Future Reference


SUPP1698 (6/00)

CUSIP:
055922769